UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 13, 2013

OUTDOOR CHANNEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-17287	33-0074499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

43455 Business Park Drive

Temecula, California 92590

(Address of principal executive offices, including zip code)

(951) 699-6991

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Supplement to Proxy Statement for the Special Meeting of Stockholders to be reconvened on Thursday, May 16, 2013

This is a supplement to the proxy statement dated April 10, 2013 (the “proxy statement”) of Outdoor Channel Holdings, Inc., a Delaware corporation (“Outdoor Channel”) that was mailed to you in connection with the solicitation of proxies for use at the special meeting of stockholders to be reconvened on Thursday May, 16, 2014, starting at 2:30 p.m.. Pacific Time, at Outdoor Channel’s offices at 43455 Business Park Drive in Temecula, California. , for the following purposes:

1.	To consider and vote upon the adoption of the Agreement and Plan of Merger, dated as of March 13, 2013 (amended as of May 2, 2013 and May 8, 2013, the “merger agreement”), by and among Outdoor Channel, Kroenke Sports & Entertainment, LLC, a Delaware limited liability company (“KSE”), and KSE Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of KSE (“Merger Sub”).

2.	To consider and vote upon an advisory (non-binding) proposal to approve the “golden parachute” compensation payable or that could become payable to Outdoor Channel’s named executive officers in connection with the merger pursuant to pre-existing arrangements with those individuals.

3.	To consider and vote upon an adjournment of the special meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the special meeting to vote in favor of adoption of the merger agreement.

Outdoor Channel’s board of directors has unanimously approved the merger agreement and determined that the merger and other transactions contemplated by the merger agreement are fair to, advisable to and in the best interests of Outdoor Channel and our stockholders, and recommends that its stockholders vote “FOR” adoption of the merger agreement, “FOR” approval on an advisory (non-binding) basis of the “golden parachute” compensation payable or that could become payable to the named executive officers of Outdoor Channel in connection with the merger and “FOR” an adjournment of the Outdoor Channel special meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the special meeting to vote in favor of adoption of the merger agreement.

LITIGATION RELATING TO THE MERGER

On March 18, 2013, a putative class action, entitled Feinstein v. Outdoor Channel Holdings, Inc., et al., No. 8412, was filed against Outdoor Channel, the members the Outdoor Channel Board, KSE and Merger Sub in the Court of Chancery of the State of Delaware. The complaint purports to be brought on behalf of all the Outdoor Channel stockholders (excluding the defendants and their affiliates). The complaint alleges that the consideration in the merger agreement with KSE is inadequate and that the Outdoor Channel Board breached their fiduciary duties by failing to undertake an adequate sales process and agreeing to preclusive deal protection devices. The complaint further alleges that KSE and Merger Sub aided and abetted the purported breach of those fiduciary duties. The complaint seeks various forms of relief, including injunctive relief that would, if granted, prevent the completion of the merger.

On May 13, 2013, after certain discovery had been taken, counsel for the parties in the lawsuit entered into a memorandum of understanding in which they agreed upon the terms of a settlement of the litigation, which would include the dismissal with prejudice of all claims against all of the defendants, including Outdoor Channel and its directors. The proposed settlement is conditional upon, among other things, the execution of an appropriate stipulation of settlement, consummation of the merger and final approval of the proposed settlement by the court.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

As contemplated by the proposed settlement, Outdoor Channel is providing certain additional disclosures that are supplemental to those contained in the proxy statement previously mailed to you on or about April 12, 2013. None of Outdoor Channel or any of the other defendants has admitted wrongdoing of any kind, including but not limited to inadequacies in any disclosure, the materiality of any disclosure that the plaintiff contends should have been made, any breach of any fiduciary duty, or aiding or abetting any of the foregoing. This supplemental information should be read in conjunction with the definitive proxy statement dated April 10, 2013 and the supplement to the definitive proxy statement dated May 10, 2013, which should be read in their entirety.

The section of the proxy statement entitled “Background of the Merger” is hereby supplemented as follows:

The following additional disclosures supplement the existing disclosures contained in the second full paragraph on page 26 of the proxy statement by amending and restating the third sentence of such paragraph as follows:

As a result of such proposals requiring that the Massie Parties accept consideration that differed from that to be received by other Outdoor Channel stockholders, after receiving the advice of representatives of Outdoor Channel’s legal counsel, Wilson Sonsini Goodrich & Rosati, Professional Corporation, which we refer to as Wilson Sonsini, the Outdoor Channel Board selected, due to each such director’s independence, David C. Merritt, David D. Kinley, Ajit M. Dalvi, Michael L. Pandzik and Thomas Bahnson Stanley as part of a special committee of disinterested directors, which we refer to as the Special Committee, to review and evaluate strategic alternatives, including without limitation, the previously described proposals and any other possible sale of Outdoor Channel.

In addition, the existing disclosures contained in the second full paragraph on page 26 of the proxy statement are supplemented by amending and restating the sixth sentence of such paragraph as follows:

After considering multiple well known financial advisors, in June 2010, Outdoor Channel engaged Lazard Frères & Co. LLC, which we refer to as Lazard, as its financial advisor based on Lazard’s qualifications, expertise, reputation and experience in mergers and acquisitions and the lack of potential conflicts of interest that Lazard may have with Outdoor Channel.

In addition, the existing disclosures contained in the last partial paragraph on page 26 of the proxy statement are supplemented by amending and restating the second sentence of such paragraph as follows:

The Outdoor Channel Board, with the assistance of Outdoor Channel’s management and legal and financial advisors, reviewed potential internal strategic measures and external strategic transactions, including operating as a standalone company, a sale of the entire business, a proposed leveraged recapitalization and an acquisition of another single-channel operator, and considered the feasibility and potential advantages and disadvantages of such possible measures or transactions.

In addition, the existing disclosures contained in the first full paragraph on page 27 of the proxy statement are supplemented by amending and restating the first sentence of such paragraph as follows:

From July through November 2011, in an effort to broadly canvass parties who may be potentially interested, a total of 85 parties were contacted, 65 of which were private equity firms and 20 of which were potential strategic bidders.

In addition, the following disclosures supplement the existing disclosures contained in the second full paragraph on page 34 of the proxy statement:

During discussions with InterMedia regarding a potential transaction, the Outdoor Channel Board did not believe that Special Committee consideration was necessary as InterMedia afforded the opportunity to all Outdoor Channel stockholders to receive the same consideration as the Massie Parties as part of any proposal.

In addition, the following disclosures supplement the existing disclosures contained in the third full paragraph on page 34 of the proxy statement:

After entering into the InterMedia merger agreement, Outdoor Channel did not conduct a post-signing market check as such action was not permitted under the InterMedia merger agreement. Outdoor Channel was comfortable with accepting such a provision as part of a transaction with InterMedia due to the broad solicitation already conducted by Outdoor Channel from July through November 2011, as previously described.

In addition, the following disclosures supplement the existing disclosures contained in the first partial paragraph on page 35 of the proxy statement:

Outdoor Channel had not previously contacted KSE as part of the acquisition process; however, as previously noted, during its initial outreach to strategic bidders from July through November 2011, Outdoor Channel had contacted World Fishing Network, of which KSE indirectly owns a 50% interest, as the Outdoor Channel Board believed that this KSE affiliate would be the most likely KSE affiliate to engage in a strategic transaction with Outdoor Channel.

In addition, the following disclosures supplement the existing disclosures contained in the last full paragraph on page 39 of the proxy statement:

During discussions with KSE regarding a potential transaction, the Outdoor Channel Board did not believe that Special Committee consideration was necessary as KSE never offered disparate consideration with respect to Outdoor Channel stockholders as part of any proposal.

After entering into the KSE merger agreement, Outdoor Channel did not conduct a post-signing market check as such action was not permitted under the KSE merger agreement. Outdoor Channel was comfortable accepting such a provision as part of a transaction with KSE due to the broad solicitation already conducted by Outdoor Channel from July through November 2011, as previously described.

Prior to entering the KSE Merger Agreement, no definitive discussions took place among the parties, and no agreements were made, concerning the continued employment of Outdoor Channel officers and directors after consummating the merger.

The section of the proxy statement entitled “Certain Financial Projections” is hereby supplemented as follows:

In addition, the existing disclosures contained in the third full paragraph on page 44 of the proxy statement are supplemented by amending and restating the first sentence of such paragraph as follows:

The following is a summary of the Outdoor Channel financial projections prepared by Outdoor Channel’s management and provided to the Outdoor Channel Board and Outdoor Channel’s financial advisor, which financial projections were utilized by Outdoor Channel’s financial advisor in connection with its financial analysis summarized under “Opinion of Outdoor Channel’s Financial Advisor” beginning on page 44.

In addition, the following disclosures supplement the existing disclosures contained in the first full sentence of the third full paragraph on page 44 of the proxy statement:

Outdoor Channel has no federal net operating loss carryforwards. As previously reported in Outdoor Channel’s Annual Report on Form 10-K dated March 18, 2013, Outdoor Channel anticipates realizing some tax benefits from State net operating loss carryforwards in the coming years, but such benefits will not be material. Accordingly, Outdoor Channel did not reflect the utilization of any net operating loss carryforwards in the financial projections provided to the Outdoor Channel Board and Outdoor Channel’s financial advisor.

In addition, the following disclosures supplement the existing disclosures contained in the last sentence of the third full paragraph on page 44 of the proxy statement:

The estimate of Outdoor Channel’s management as to the net proceeds to be received by Outdoor Channel from the sale of the Aerial Cameras business unit, which were provided to Outdoor Channel’s financial advisor in connection with its financial analysis, was an amount of less than 2% of the equity value of Outdoor Channel based on the aggregate consideration offered in the KSE merger.

The section of the proxy statement entitled “Opinion of Outdoor Channel Financial Advisor” is hereby supplemented as follows:

In addition, the existing disclosures contained on page 48 of the proxy statement are supplemented by amending and restating the fourth sentence on such page as follows:

Financial data of the selected transactions were based on publicly available information, including certain databases compiled by SNL Kagan, a financial information firm specializing in the media and communications industry.

In addition, the existing disclosures contained under the subheading “Discounted Cash Flow Analysis” on page 48 of the proxy statement are supplemented by amending and restating the third and fourth sentences of such disclosures as follows:

Lazard calculated terminal values for Outdoor Channel by applying to Outdoor Channel’s calendar year 2017 estimated free cash flows a range of perpetuity growth rates of 1.5% to 3.0%, which were derived based on Lazard’s professional judgment after taking into consideration long-term growth rates for Outdoor Channel per Outdoor Channel’s management, growth rates for the industry in which Outdoor Channel operates and the overall economy. The present values (as of December 31, 2012) of the free cash flows and terminal value were then calculated using discount rates ranging from 9.5% to 11.5%, which were derived based on Lazard’s professional judgment after taking into account a weighted average cost of capital calculation (a measure of the weighted average expected return on a given company’s equity and debt securities based on their relative proportions in such company’s capital structure).

In addition, the existing disclosures contained under the subheading “Other” on page 48 of the proxy statement are supplemented by amending and restating the sentence under such subheading as follows:

Lazard noted, as an additional factor that was not considered part of Lazard’s financial analyses with respect to its opinion but was referenced for informational purposes as a market indicator rather than reflective of intrinsic value, that the historical low and high closing prices of Outdoor Channel common stock during the 52-week period ended March 12, 2013 were $5.93 and $8.84 per share, respectively.

In addition, the following disclosures are added as the new fifth sentence of the paragraph under the subheading “Miscellaneous” on page 48 of the proxy statement:

Except for Outdoor Channel’s engagement of Lazard to provide financial advisory services as referenced above, as of the date of Lazard’s opinion of March 12, 2013 or during the two-year period prior to such date, neither Outdoor Channel nor KSE had engaged Lazard to provide financial advisory services for which Lazard would receive or had received compensation.

Safe Harbor Statement

Certain matters discussed in this Proxy Supplement, with the exception of historical matters, may be forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as “anticipates,” “estimates,” “expects,” “believes,” “intends,” “plans,” “predicts,” and similar terms. These statements are subject to a number of risks and uncertainties that could cause results to differ materially from those anticipated as of the date of this release. You should understand that the following important factors could cause outcomes to differ materially from those expressed or implied in the forward-looking statements:

•	failure of the Company stockholders to adopt the amended merger agreement;

•	the risk that the other conditions to closing of the merger may not be satisfied and that the merger may not be consummated by the expected closing date or at all; and

•	litigation in respect of the merger.

The Company also cautions the reader that undue reliance should not be placed on any forward-looking statements, which speak only as of the date of this Proxy Supplement. The Company undertakes no duty or responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this Proxy Supplement or to reflect actual outcomes.

IMPORTANT INFORMATION FOR INVESTORS AND SECURITYHOLDERS

This communication is being made in respect of a proposed business combination involving Outdoor Channel and KSE. In connection with this proposed transaction on April 10, 2013 Outdoor Channel filed with the SEC and which was furnished to its stockholders on or about April 12, 2013. On May 10, 2013, Outdoor Channel filed with the SEC a supplement to the definitive proxy statement. The proxy statement and supplement contain important information about the proposed transaction and related matters.

OUTDOOR CHANNEL URGES INVESTORS TO CAREFULLY READ IN ITS ENTIRETY THE DEFINITIVE PROXY STATEMENT, THE PROXY STATEMENT SUPPLEMENT AND OTHER DOCUMENTS INCLUDED AND INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders can obtain free copies of the proxy statement and other documents filed with the SEC by Outdoor Channel through the web site maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement and other documents filed with the SEC can also be obtained on Outdoor Channel’s website at www.outdoorchannel.com.

PROXY SOLICITATION

Outdoor Channel and its respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Outdoor Channel stockholders in favor of the merger. When made available, a description of the interest of Outdoor Channel’s directors and executive officers in Outdoor Channel will be set forth in the proxy statement and the other documents included and incorporated by reference therein. You can find information about Outdoor Channel’s executive officers and directors in its amendment to its annual report on Form 10-K filed with the SEC on April 29, 2013. You can obtain free copies of these documents from Outdoor Channel in the manner set forth above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR CHANNEL HOLDINGS, INC.

Date: May 13, 2013	/s/ Catherine C. Lee
Catherine C. Lee
Exec. VP, General Counsel and Corporate Secretary